Exhibit 99.1
December 15, 2011

2 Jennifer Heizer Director, Investor Relations (Outgoing) Dana Quattrochi Director, Investor Relations (Incoming) Welcome to Our 4th Annual Investor Summit!

Agenda Opening remarks: Jonathan Bush, President, Chairman & Chief Executive Officer Culture discussion: Leslie Brunner, SVP, People & Process "Jedi" discussion: Jeremy Delinsky, SVP, Chief Technology Officer "Beautiful" discussion: Mary Kate Foley, VP, User Experience "Coordinate" discussion: Rob Cosinuke, SVP, Chief Marketing Officer Lunch keynote: Tom Scully, Senior Counsel, Alston & Bird Client panel: Dr. Steve Kahane, President, Enterprise Services Group (Moderator) Financial discussion: Tim Adams, SVP, Chief Financial Officer Management Q&A 3

Safe Harbor Statement 4 This presentation contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements reflecting athenahealth, Inc. (the "Company") management's expectations for future financial and operational performance and operating expenditures; expected growth, including anticipated annual growth rates, profitability, and business outlook; the anticipated benefits of the Company's service offerings and plans for the development and expansion of those offerings; marketing and sales plans and strategies; cultural, operational, and organizational goals and initiatives; and statements found under the Company's Reconciliation of Non-GAAP Financial Measures included within this presentation. The forward-looking statements in this presentation do not constitute guarantees of future performance. These statements are neither promises nor guarantees and are subject to a variety of risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: the Company's fluctuating operating results; the Company's variable sales and implementation cycles; risks associated with its expectations regarding its ability to maintain profitability; the impact of increased sales and marketing expenditures, including whether increased expansion in revenues is attained and whether impact on margins and profitability is longer term than expected; changes in tax rates or exposure to additional tax liabilities; the highly competitive and rapidly changing industry in which the Company operates; and the evolving and complex governmental and regulatory compliance environment in which the Company and its clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in its public filings with the Securities and Exchange Commission, available on the Investors section of the Company's website at http://www.athenahealth.com and on the SEC's website at http://www.sec.gov.

Use of Non-GAAP Financial Measures In the Company's earnings releases, conference calls, slide presentations, or webcasts, the Company may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within this presentation and within the Company's public filings with the Securities and Exchange Commission, available on the Investors section of the Company's website at http://www.athenahealth.com. 5

Video

Jonathan Bush Chairman, President & CEO

U.S. Health Care Leads the World in Cost But Ranks 37th in Quality1 At 18% of GDP, the U.S. spends 3x more than the average country on health expenditures2 8 1 World Health Organization. World Health Report 2000, Health Systems: Improving Performance. http://www.who.int/whr/2000/media_centre/press_release/en/ 2 World Health Organization. World Health Statistics 2011. http://www.who.int/gho/publications/world_health_statistics/EN_WHS2011_Full.pdf $2.5 tn 18% of GDP

The U.S. Health Care Consumer is Blind as to Cost and Quality of Care... 9

....And So is the U.S. Health Care Supply Chain 10

To Date, Top Down Initiatives to Improve Cost and Quality Haven't Worked... Our government has launched a number of well-intentioned economic and technology-focused initiatives 11 ACOs P4P ANSI 5010 ICD-10 MU EHR Government Alphabet Soup PQRI

....Because Health Care Lacks the "Connective Tissue" Needed to Support Reform Our health care system remains highly inefficient ~50% of all orders are never matched to results* 12 = Putting the cart before the horse ACOs P4P ANSI 5010 ICD-10 MU EHR Government Alphabet Soup PQRI *athenahealth data, 2011.

Our Approach Removes the Barriers to Reform by Building Connective Tissue Replace isolated technology with use of the Internet Accelerate reform with an open market that incentivizes exchange and fuels innovation 13 * *Office of Inspector General (OIG) Advisory Opinion No. 11-18. Posted: December 7, 2011

athenahealth is a Company with Tremendous Purpose A health information backbone that helps health care work as it should Our Vision To be medical care givers' most trusted service Our Mission Being best in the world at getting medical care givers paid for doing the right thing Our "Hedgehog" Teachers and learners who play for the team with integrity, quality, respect for privacy, and initiative Our Code athenahealth

Our Services Enable Clients to Profit by Doing the Right Thing

athenaNet®

Integrated, cloud-based network



athenaCollector®

- Practice Management & Billing Service



athenaClinicals®

- Electronic Health Record Service



athenaCommunicator®

- Patient Portal & Communications Service



athenaCoordinator℠

- Order Facilitation & Care Coordination Service

ANODYNEHEALTH℠ an athenahealth company

Anodyne Intelligence Platform℠

- Business Intelligence, Reporting and Dashboards

15

Our Services Enable Clients to Profit by Doing the Right Thing 16 35% average improvement in client DAR 12% average improvement in collections Reduced administrative work 3.8% average increase in patient throughput 1,329 clinical documents processed on average per physician per month (PPM) Improved P4P revenue capture 16% average decline in no-show rates 121 patient interactions via portal per PPM Improved collection of patient payments Increased volume and revenue capture from patients and insurance companies Reduced administrative work for both sender and receiver

But We, Along with the Health Care Industry, Have a Long Way to Go There are still major gaps in care coordination ~50% of all orders are never matched to results* Doctors are still frustrated with EHRs Ours is nice, but it's not perfect 5-minute average documentation time, but large standard deviation It takes a long time to make progress We currently have ~330,000 innovation hours available per year versus 700,000+ hours requested 113% oversubscribed 17 *athenahealth data, 2011

Our 2011 Strategy was Organized Around Four Key Themes 18

Our 2012 Strategy Will Enable Us to More Aggressively Pursue Growth 19

Our 2012 Strategy Impacts All Stakeholders…

athenahealth

JEDI

- athenaNation
  - Expanded online community
- athenaNet
  - Rules in all five stages
  - Design five roles and their game layers
  - Drain our client work "swamps"

BEAUTIFUL

- athenaNation
  - DIY gear budgets
  - Core competence around Beautiful in our space / work / time management
  - Fully-launch athenaCare
- athenaNet
  - Launch athenaNet on iPhone and iPad

COORDINATE

- athenaNation
  - Re-org growth team to pursue Coordinate geographic strategy
- athenaNet
  - Formally launch the athenaEcosystem, a community of collaborative companies
  - Introduce transaction-based pricing option for care coordination on athenaClinicals

20

athenahealth, Inc. 4th Annual Investor Summit - December 15, 2011

....And It Will Help Us Build the Connective Tissue We All Need So Badly 21 A health care information marketplace... Where creators of information are rewarded for making that information useful to others... ....And facilitators of health information exchange like athenahealth are key enablers of success

Leslie Brunner SVP, People and Process

We are Focused on Talent Acquisition, Employee Engagement and Growth During 2011, we received 30,000 visits to our "careers" page, resulting in 10,000 applicants for 330 job openings Engagement is at an all-time high in 2011 (4.06) while voluntary turnover is the lowest on record (6.1% year-to-date) We have grown from 3 offices to 5 in the past 18 months Our themes for 2012.... 23 JEDI BEAUTIFUL COORDINATE

We Hire Dreamers Who Can Learn Quickly and We Make Them Experts More than 65% of our employees come from outside of health care Rigorous-2 week training on all things athenahealth and health care foundation We need them to ramp quickly and then flex like mad 90+ classes available to support our 30% annual internal transfer and promotion rate Focused on scaling our training with 60% of our courses delivered virtually Coupling traditional training with real-time teaching and learning More than 2 dozen daily just-in-time collaboration forums, focused on issue prioritization, case studies, coordination and feedback 24

Next, We Plan to Expose Our People More Deeply to the Inside of Health Care We are donating our service offerings in non-traditional environments: Research Free clinics International health care delivery sites 25 Faith Family (free) clinic Regis College of Nursing eHealthpoint (India)

Growing at a Rapid Rate Means We Have to Better Coordinate Online community Enhance communication across geographies and teams Transparent ideation and prioritization Expand the definition of territory coordination Point Lookout in 2011 800+ athenistas were involved in development and connective tissue events 250+ external stakeholders learned about our plans, connected with athenistas and toured our Belfast facility 26

People & Process Establishes the Shell for the Community, but Ownership Must be Decentralized Enhance management accountability for the feeling of our work place Time management Team space reflective of values Talent management Instill more flexibility to allow athenistas to bring their "whole selves" to work "Gear" yourself Be in control of your career Keep re-thinking our physical environment Less personal space, more collaboration space Less institutional, more creative A more efficient, green environment 27

The Executive Team is Well Prepared for the Next Chapter



Jonathan Bush
CEO



Ed Park
COO

- Client Services
- Technology
- Operations
- **Product Strategy**
- **athenaCare**



Derek Hedges
Business Development

- **Business Development**
- **Payer Development**
- **Ecosystem**



Dan Orenstein
General Counsel

- Corporate Counsel
- Internal Audit
- **Government Affairs**



Tim Adams
CFO

- Tax and Treasury
- Controller
- Investor Relations
- Financial Planning & Analysis



Leslie Brunner
People & Process

- HR
- Recruiting
- Learning & Development
- athena Environment
- Corporate Citizenship



Rob Cosinuke
CMO

- Marketing
- Sales
- Content & Communication
- Marketing Ops
- Go-to-Market



Dr. Steve Kahane
Enterprise Services

- **Sales**
- **Enterprise Relationship Management**
- **Solutions Design**

28

athenahealth, Inc. 4th Annual Investor Summit - December 15, 2011

Jeremy Delinsky SVP, Chief Technology Officer

30

31 Execution-as-Efficiency Execution-as-Learning Source: Amy C. Edmondson, Novartis Professor of Leadership and Management at Harvard Business School.

32

33

35

Some Rules are Published But Complex, Others Can Only be Learned Through the Service Work We Deliver 1 36

Some Rules are Published But Complex, Others Can Only be Learned Through the Service Work We Deliver 2 37

Some Rules are Published But Complex, Others Can Only be Learned Through the Service Work We Deliver 2 3 38

Some Rules are Published But Complex, Others Can Only be Learned Through the Service Work We Deliver 1 4 39

40 Some Rules are Published But Complex, Others Can Only be Learned Through the Service Work We Deliver

41 Some Rules are Published But Complex, Others Can Only be Learned Through the Service Work We Deliver

42 Some Rules are Published But Complex, Others Can Only be Learned Through the Service Work We Deliver

43 Some Rules are Published But Complex, Others Can Only be Learned Through the Service Work We Deliver

44 Some Rules are Published But Complex, Others Can Only be Learned Through the Service Work We Deliver

athenahealth

Clinical Knowledge Management is Especially Important as Reimbursement Models Shift to Pay-for-Performance

A 2009 study found the cost to practices to take part in P4P programs can be as high as $15,000 per clinician per year[1]

Program Submission Method


None
11%
Claims
22%
Manual
41%
EDI
26%

Reporting A1C across 5 Programs

Program	Qualifying Patients	Reporting
PQRI Claims	ICD-9 Diagnosis 1 patient encounter with qualifying CPT codes	3046F: > 9% 3044F: < 7% 3045F: 7-9%
PQRI Registry	Same as above	Submit XML data once per year with summary statistics
BCBS-RI Quality Counts	ICD-9 Diagnosis No patient encounter requirement	Excel file with summary data e-mailed to program coordinator
BCBS-MA AQC	ICD-9 Diagnosis 2 patient encounters with qualifying CPT codes	Claims analysis and custom data submission
BTE DCL	ICD-9 Diagnosis or Insulin prescription	Summary codes sent to BTE registry in custom format

[1] Halladay JR, et. al; Cost to Primary Care Practices of Responding to Payer Requests for Quality and Performance Data. Ann Fam Med; 2009.

45
athenahealth, Inc. 4th Annual Investor Summit - December 15, 2011

ATHN as of December 14th 46 73% 20% 100% CMS Medicare Meaningful Use Data1 CMS as of December 7th Total Eligible Professionals (EPs): 382,000 Total EPs Registered for MU: 114,925 Percentage of Total EPs: 30% Total EPs Successfully Attested: 20,864 Percentage of Total EPs: 5% Percentage of Registered EPs: 18% 1 CMS EHR Incentive Program as of 12/7/2011

athenahealth Client Performance: 5/27/2011: 28% 7/11/2011: athenahealth made "Race & Ethnicity" a required field 7/24/2011: 61% 8/13/2011: 89% 9/24/2011: 99%

athenahealth Client Performance: 5/30/2011: 8% 8/13/2011: 24% 9/10/2011: 77% 10/8/2011: 88% 12/3/2011: 92%

But, We Have Much More Work To Do... Taking on more client work: Credentialing, insurance package selection, etc. 'Administrivia': ANSI 5010, ICD-10, ongoing benefit plan changes, etc. Government incentives & penalties: Meaningful Use, PQRI, etc. Payment Reform: Patient-Centered Medical Home (PCMH), Accountable Care Organizations (ACOs), etc. 49

....As We Build the Connective Tissue for Care Coordination 50

Jedi Panel 51 Moderator Jeremy Delinsky - SVP, Chief Technology Officer Panelists Joe Hendrickson VP, athenaNet Intelligence Doran Robinson VP, Health Care Transactions Ryan Wise VP, Product Strategy

Presentation Break

Mary Kate Foley Beautiful Discussion VP, User Experience

To Us, Beautiful Is a Simple, Elegant Expression of Purpose Simple: Eliminate as much work as we can Design workflows that remain easy to learn and efficient to use Elegant: How the system looks should express how the system works Invite and compel Focus on the essential Purposeful: Everything should drive the user toward an outcome Direct both our work and users' work by utilizing data Guide users on best practices to accomplish goals Take advantage of concepts that make games successful Motivating goals, clear rules, responsive feedback 54

EHRs Lag Other Industries in Usability 55 Health care is inherently complex Translates into complex systems Make It Simple Eliminate work Redefine remaining work and zero in on best practices Expertise in user- centered design is low Customization often mistaken as means to improve usability Many EHRs concentrate on the wrong problems Overly-focused on physician documentation EHR complexity reinforced by consulting market Make It Elegant Apply design expertise Use proven feedback methods Be True to Purpose Optimize the exam for physicians Be the best in the world at getting medical care givers paid for doing the right thing

We Focus on Beautiful in Two Complementary Ways 56 Using the environment beautifully as it is Making the environment more beautiful

We Learn From Our Network...and Our Network Learns from Us 57 Improve what we have Prioritize improvements to athenaNet features, workflows Promote and train on existing features, practices Use what we have, well

We Work with Our Clients to Optimize the Operational Side of Clinical Care 58

We Can Assess Documentation Time by Specialty and ID Leaders and Laggards 59 Documentation Time by Specialty June 2011 Minutes

As a Result of Our Learning, We Develop a Point of View Founded on first-hand knowledge: ran our own practice Studied patient flow at medical practices using LEAN methodology CLINICAL STAGES Our lean mapping study drove the creation of the 5-stage clinical workflow

Overall, We've Identified These Basic EHR Best Practices Don't let work pile up from day to day Physicians should document patient exams in real-time Have the right people do the right work Clinical staff should perform intake, not physicians Staff should handle all of the documents they can Physicians should only handle the documents they must All should work to their level of certification 61

Doctors Who Created Order Sets Spent Less Time Diagnosing and Ordering Less Time Diagnosing and Ordering Less Time Diagnosing and Ordering 62 Median Elapsed Seconds in Assessment/Plan # User-specific order sets athenaCare is identifying accelerators and working to increase their use

Case Study: We Improved Quality of Diagnosis Search Results by 25% Tested potential solutions against 80,000+ actual athenaNet searches Released as a consumer app would: 'try before you buy' Most productive change: refined algorithm based on what other physicians in same specialty select after similar search...network learning! 63 Before Only 71% selected diagnoses were returned in first 5 search results After 89% selected diagnoses now appear in top 5 search results

We're Also Inspecting How Many Tasks Providers Have Open 64 Unsigned Clinical Encounters 28 % Clinical Results 31 % Orders 11 % Clinical Documents 19 % Snapshot of open inbox tasks for providers on 12/7/2011 Then we'll help them empty the buckets 28%

Our iPhone Application Will Help Physicians Reduce Inbox Tasks 65 Support physicians with work outside of the office Elegant iPhone interactions Simplicity through user- centered techniques Currently in alpha test

We Will Use the iPad To Drive More Control into Documentation Cycle Time 66 Compelling, elegant screens Rules at every stage Create no more than 10 workflows

67 Beautiful Panel Moderator Mary Kate Foley - VP, User Experience Panelists Dr. James Cardon Managing Partner, Cardiology P.C. Ed Park EVP, Chief Operating Officer Evan Grossman VP, athenaClinicals Product Strategy

Rob Cosinuke Coordinate Discussion SVP, Chief Marketing Officer

Coordinate Means Working Together to Succeed at a Common Goal Realigning our growth teams to focus on winning in regional "care networks" Doing the hard work of care coordination within these networks Creating a sustainable business model to encourage successful care coordination 69

At Last Year's Investor Summit, I Outlined Three Key Growth Initiatives 70 1 2 3

We Invested More Heavily in Targeted, Regional Flywheel Campaigns... 72 72 Mail Invitations Phone Invitations Sales Team Coordination Channel Partners

....And We Armed Sales With More Responses, Leads and Meetings 73

These Efforts Also Helped Drive Increased National Physician Awareness 74 National Market Awareness of athenahealth Base: All Respondents National (1060) Q8: Which of these companies are you aware of? Q11: To the best of your knowledge, what products or services does athenahealth provide?

While Focused Regional "Flywheels" Drove Greater Regional Awareness and Lead Generation 75 Base: All Respondents National (1060) Flywheel (351) Q8: Which of these companies are you aware of? Q11: To the best of your knowledge, what products or services does athenahealth provide? Flywheel markets include Chicago, Houston, Philadelphia, Phoenix, Seattle, and Tampa/St. Petersburg

Given These Strong Results, We are Expanding Our Flywheels by 4x in 2012... 76

....And We Will Draw Inspiration from a Well-Known, Disruptive Innovator... 77

....From the Early 1500s ....From the Early 1500s 78

He Was Not in HCIT...But Guided Leaders in Consolidating Power 79

Machiavelli Would Conquer the Territory of Sienna by Identifying Key Influencers 80 80

81

But Imagine if We had a "Light" Service That Sat at the Epicenter of These Care Coordination Networks? 82 athenaCoordinator Launched August 31, 2011

We'd Ramp Docs onto the Network Via Strong Benefits to Ordering Providers and Receivers 83 -

Furthermore, the OIG is On-Board! We will reduce the base fee for athenaClinicals We will make up the difference via fees per "closed loop" order paid by in-network receivers Revenue neutral to athenahealth Lower effective cost for the athenaClinicals client 84 * Among other reasons cited in the OIG Opinion finding that it would not impose regulatory sanctions in connection with the proposed arrangement. New Pricing Strategy Office of Inspector General (OIG) Advisory Opinion No. 11-18. Posted: Dec. 7th 2011 *

An Exercise in Coordinate: The Columbus, OH Market 85

Using our Intelligence to Determine a Coordinated Attack Strategy 86 Owned Practices 21+ Owned Practices 1 - 20 Hospitals Athena Customers Admitting Practices 1 - 20 Admitting Practices 21+ Other Practices 21+ Other Practices 1 - 20

Start by Finding the Anchor Hospitals 87 Owned Practices 21+ Owned Practices 1 - 20 Hospitals Athena Customers Admitting Practices 1 - 20 Admitting Practices 21+ Other Practices 21+ Other Practices 1 - 20

Prospecting Uncovers One Interested Hospital in Our "Sweet Spot" 88 Owned Practices 21+ Owned Practices 1 - 20 Hospitals Athena Customers Admitting Practices 1 - 20 Admitting Practices 21+ Other Practices 21+ Other Practices 1 - 20

And Identifying Their "Owned" Practices Defines Their Core Care Network 89 Owned Practices 21+ Owned Practices 1 - 20 Hospitals Athena Customers Admitting Practices 1 - 20 Admitting Practices 21+ Other Practices 21+ Other Practices 1 - 20

Understanding Referral Patterns in Our Client Base Identifies Influencers 90 Owned Practices 21+ Owned Practices 1 - 20 Hospitals Athena Customers Admitting Practices 1 - 20 Admitting Practices 21+ Other Practices 21+ Other Practices 1 - 20

Layering on "Affiliated" Practices Further Defines Target Groups With Market Clout 91 Owned Practices 21+ Owned Practices 1 - 20 Hospitals Athena Customers Admitting Practices 1 - 20 Admitting Practices 21+ Other Practices 21+ Other Practices 1 - 20

A Critical Mass of Small, Independent Practices Can Also Gain Us Access 92 Owned Practices 21+ Owned Practices 1 - 20 Hospitals Athena Customers Admitting Practices 1 - 20 Admitting Practices 21+ Other Practices 21+ Other Practices 1 - 20

Regional Sales Leaders Will Have Resources at Their Disposal to Help Reach a Network "Tipping Point" Faster Each RVP will have: Director of Market Strategy Directors focused exclusively on hospitals and athenaCoordinator Budget to make strategic concessions to most influential practices Ability to "call the plays" across all of our sales segment teams 93 RVP "Coordinate" Superpowers N West S West N Central S Central N East S East RVP West RVP Central RVP East

94 Moderator Rob Cosinuke - SVP, Chief Marketing Officer Panelists Bill Conway SVP ,Sales Evan Grossman VP, athenaClinicals Product Strategy Jamie Mallinger VP, Marketing & Growth Operations David Harvey VP, Product Strategy

Presentation Break

Tom Scully Lunch Keynote Senior Counsel, Alston & Bird

Steve Kahane, M.D., M.S. President, Enterprise Services Group

98 Client Panel Moderator Steve Kahane, M.D., M.S. President, Enterprise Services Group Panelists Ken Davis, M.D. President & CEO, Harbin Clinic Charlie Martin, Jr. Chairman & CEO, Vanguard Health Systems John Sawyer, M.D., M.P.H Medical Director, Hudson Headwaters Health Network

Tim Adams SVP, Chief Financial Officer

We are a High Growth Company Focused on Maximizing Long-term Shareholder Value We have a huge market opportunity We operate in a rapidly changing and dynamic market We have highly differentiated cloud-based services The lifetime value of a new client generates significant shareholder value Our financial health allows us to continue to invest for the long-term 100

Top Line Expansion Fuels Investments in Growth and Innovation 101 42% GM CAGR 35% 4-Year CAGR in Revenue *2011 estimate based upon midpoint of guidance provided in Q3 2011 earnings release See non-GAAP reconciliations within earnings releases athenahealth

Our Investments are Paying Off

As of Q3 2011:

- 74% of all new athenaCollector deals included athenaClinicals
- 40% of all new athenaCollector deals included athenaClinicals and athenaCommunicator


22%
18%
31%
39%
53%
58%
14%
63%
19%
58%
17%
69%
25%
75%
35%
74%
40%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Double-Barreled Deal Rate
Triple-Barreled Deal Rate

102
athenahealth, Inc. 4th Annual Investor Summit - December 15, 2011

athenahealth

The Present Value of a Client Far Exceeds the Cost to Acquire Them



IRR =
100%+
$60,000
$85,000
$100,000
$11,000
$15,000
$18,000
athenaCollector
athenaCollector &
athenaClinicals
athenaCollector,
athenaClinicals &
athenaCommunicator
Avg Acquisition Cost per Doc
Present Value of an Avg Doc

Key Assumptions:

- New physician to the network
- 12-year period
- 62.5% Non-GAAP Adj. GM
- Annual revenue attrition of 5%
- Base avg. athenaCollector revenue of $20K per physician
- Discount rate of 11% (WACC)
- Excludes terminal value

103

athenahealth, Inc. 4th Annual Investor Summit - December 15, 2011

We Remain Confident in Our Fiscal Year 2011 Expectations 104 1 See non-GAAP reconciliation tables in following slides Note: These estimates reflect the Company's current operating plan as of December 15, 2011, and are subject to change as future events and opportunities arise. FISCAL YEAR 2011 EXPECTATIONS FISCAL YEAR 2011 EXPECTATIONS Total Revenue $320 - $325 million Non-GAAP Adjusted Gross Margin1 63.0 - 63.5% Non-GAAP Adjusted EBITDA1 $64 - $68 million Non-GAAP Adjusted EPS1 $0.78 - $0.85

But We have Miles to Climb...AND We Still Want to Grow Revenue by at Least 30% Per Year

We Must Continue to Make Strategic Investments in a Disciplined Manner Gross margin will be impacted by strategic investments and our faster- growing service offerings in 2012 These service offerings reduce overall margin by ~2 percent Our investment in expanded services is approximately $2 million in direct costs Continued investment in growth in 2012 Selling & marketing expense will grow at least as fast as revenue Increased investment in innovation in 2012 We will expand the development staff in Austin,TX to support athenaCoordinator The 2011 salary market adjustments will have a full year impact in 2012 106

Our Gross Margin Performance is Impacted by Service Expansion 107 Note: Non-GAAP Gross Margins for each product exclude implementation revenue and costs athenaCollector athenaCommunicator athenaClinicals Anodyne Analytics Non-GAAP Total GM athenaCoordinator

These Investments are Aligned with Our Long-Standing Strategic Waterfall 108

We are Pursuing Aggressive 2012 Goals: Unveiling our Corporate Scorecard 109 1 See non-GAAP reconciliation tables in following slides Category Metric Weight Goal STABILITY Voluntary Turnover 10% 10% STABILITY Corporate Compliance 5% 95% STABILITY Employee Engagement - 4.1 STABILITY STABILITY RESULTS 15% PERFORMANCE Average Client DAR 10% 37.5 PERFORMANCE Client Collection Rate 5% 96% PERFORMANCE DAR in Client Work Buckets 10% 7.9 PERFORMANCE Provider Documentation Time/Appt (mins) 5% 5 PERFORMANCE PERFORMANCE RESULTS 30% SATISFACTION Client Touches per Claim (YOY improvement) 5% 10% SATISFACTION Client Tickets per Provider (per month) 5% 0.34 SATISFACTION Client Satisfaction 10% 85% SATISFACTION SATISFACTION RESULTS 20% FINANCIAL Total Revenue 10% $430 mm FINANCIAL Non-GAAP Operating Income1 5% $60 mm FINANCIAL FINANCIAL RESULTS 15% GROWTH New Bookings (YOY growth) 20% 30%

We are Introducing Fiscal Year 2012 Expectations 110 1 See non-GAAP reconciliation tables in following slides Note: These estimates reflect the Company's current operating plan as of December 15, 2011, and are subject to change as future events and opportunities arise. FISCAL YEAR 2012 EXPECTATIONS FISCAL YEAR 2012 EXPECTATIONS Total Revenue $410 - $430 million Non-GAAP Adjusted Gross Margin1 61.5% - 62.5% Non-GAAP Adjusted Op Income1 $52 - $60 million Non-GAAP Adjusted EPS1 $0.85 - $0.97

111 Our expected FY 2012 GAAP effective tax rate is 42-43% Our estimated FY 2012 FAS123R expense is approximately $24 million Our business is impacted by moderate seasonality Our collections are directly correlated to physician office activity, which may be reduced subsequent to holiday and summer vacation periods It is best to assess our business on a year-over-year basis There is typically an increase in expense levels during Q1 versus Q4 FICA payroll tax reset, benefit rate changes, trade shows, etc. The number of working days varies each quarter Our business operates around U.S. postal holidays; the number of working days in a period impact our collections during that period Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 62 64 64 61 62 64 63 62 Working Days by Quarter

Beyond 2012, We Will Continue to Invest in Growth and Innovation While Maximizing Shareholder Value Pursue annual revenue growth goal of 30% Improve gross margin across all service offerings All services attain 70%+ Non-GAAP gross margin levels over time* Invest in growth and innovation Leverage G&A as we grow 112 *Non-GAAP Gross Margins for each product exclude implementation revenue and costs

Use of Non-GAAP Financial Measures In the Company's earnings releases, conference calls, slide presentations, or webcasts, the Company may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within this presentation and within the Company's public filings with the Securities and Exchange Commission, available on the Investors section of the Company's website at http://www.athenahealth.com. 113

Non-GAAP Reconciliation for Fiscal Year 2011 Expectations 114 NON-GAAP ADJUSTED GROSS MARGIN Please note that these figures may not sum exactly due to rounding.

Non-GAAP Reconciliation for Fiscal Year 2011 Expectations 115 NON-GAAP ADJUSTED EBITDA Please note that these figures may not sum exactly due to rounding.

Non-GAAP Reconciliation for Fiscal Year 2011 Expectations 116 NON-GAAP ADJUSTED NET INCOME & NON-GAAP ADJUSTED EPS Please note that these figures may not sum exactly due to rounding.

Non-GAAP Reconciliation for Fiscal Year 2011 Expectations 117 NON-GAAP ADJUSTED EPS Please note that these figures may not sum exactly due to rounding.

Non-GAAP Reconciliation for Fiscal Year 2012 Expectations 118 NON-GAAP ADJUSTED GROSS MARGIN Please note that these figures may not sum exactly due to rounding.

Non-GAAP Reconciliation for Fiscal Year 2012 Expectations 119 NON-GAAP ADJUSTED OPERATING INCOME Please note that these figures may not sum exactly due to rounding.

Non-GAAP Reconciliation for Fiscal Year 2012 Expectations 120 NON-GAAP ADJUSTED NET INCOME & NON-GAAP ADJUSTED EPS Please note that these figures may not sum exactly due to rounding.

Non-GAAP Reconciliation for Fiscal Year 2012 Expectations 121 NON-GAAP ADJUSTED EPS Please note that these figures may not sum exactly due to rounding.

Scorecard Metric Definitions 122 METRIC DEFINITION Voluntary Turnover # voluntary terminations/starting headcount. Corporate Compliance % of compliance tasks that are met within the deadline. Employee Engagement Quarterly engagement survey results for employees. DAR Collector only Days in A/R of Collector clients live 90 days and excludes all clients that are terminating or are terminated. Client Collection Rate Percentage of charges that are not written off to bad debt. DAR in Client Work Buckets Days in A/R that are due to tasks assigned to clients' work buckets. Provider Documentation Time /Apt Average number of minutes providers spend on the computer documenting the exam and orders for each appointment (excludes providers in their first 90 days). Client Touches per Claim Counts the number of scrub records, # denials on backend and posting exceptions that clients must work divided by total claims created. Client Tickets per Provider Number of CSC cases that are not handled on the initial call by the Client Service Center. Client Satisfaction - Would Refer Percentage of 4's/5's of the "would you refer" question from quarterly client survey.

Management Q&A

Closing Remarks Jonathan Bush Chairman, President & CEO

December 15, 2011